UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2024

SUPER MICRO COMPUTER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMCI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On September 26, 2024, Super Micro Computer, Inc. (the “Company”) announced that following the ten-for-one forward split (the “Stock Split”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), to be effected through an amendment to the Company’s Amended and Restated Certificate of Incorporation, the new CUSIP number for the Common Stock following the Stock Split will be 86800U302.

The Stock Split is expected to become effective at 5:00 p.m. Eastern Time on September 30, 2024 (the “Effective Time”). Trading in the Common Stock on the Nasdaq Global Select Market is expected to commence on a Stock Split-adjusted basis at the market open on October 1, 2024, under the existing trading symbol “SMCI.”

The Company’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), is acting as exchange agent for the Stock Split. Following the Effective Time, registered stockholders holding certificated shares of Common Stock prior to the Stock Split (“Certificated Old Shares”) will be asked to deliver a letter of transmittal to Computershare to surrender their certificates to Computershare in exchange for the right to receive post-Stock Split shares of Common Stock in electronic, book-entry form. Certificated Old Shares will continue to evidence shares of post-Stock Split Common Stock, but must be surrendered to Computershare following the instructions set forth in the letter of transmittal prior to any transfer of such shares following the Stock Split.

Registered stockholders who hold their shares of Common Stock electronically in book-entry form are not required to take any action to receive post-Stock Split shares. Stockholders owning Common Stock via a broker, bank, custodian or other nominee will have their positions automatically adjusted to reflect the Stock Split, subject to such broker's particular processes, and will not be required to take any action in connection with the Stock Split. Such beneficial holders are encouraged to contact their broker, bank or custodian with any procedural questions.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: September 26, 2024	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)